Revenue from contract with customer	12 Months Ended
Dec. 31, 2023
Revenue from contract with customer
Revenue from contract with customer

15. Revenue from contract with customer

License & research agreement with Indivior PLC

On January 2, 2018, the Group entered into an agreement with Indivior for the discovery, development and commercialization of novel GABAB PAM compounds for the treatment of addiction and other CNS diseases. This agreement included the selected clinical candidate, ADX71441. In addition, Indivior agreed to fund a research program at the Group to discover novel GABAB PAM compounds.

The contract contains two distinct material promises and performance obligations: (1) the selected compound ADX71441 which falls within the definition of a licensed compound, whose rights of use and benefits thereon was transferred in January 2018 and, (2) the research services to be conducted by the Group and funded by Indivior to discover novel GABAB PAM compounds for clinical development that may be discovered over the research term of the agreement and selected by Indivior.

Indivior has sole responsibility, including funding liability, for development of selected compounds under the agreement through preclinical and clinical trials, as well as registration procedures and commercialization, if any, worldwide. Indivior has the right to design development programs for selected compounds under the agreement. Through the Group’s participation in a joint development committee, the Group reviews, in an advisory capacity, any development programs designed by Indivior. However, Indivior has authority over all aspects of the development of such selected compounds.

Under terms of the agreement, the Group granted Indivior an exclusive license to use relevant patents and know-how in relation to the development and commercialization of product candidates selected by Indivior. Subject to agreed conditions, the Group and Indivior jointly own all intellectual property rights that are jointly developed and the Group or Indivior individually own all intellectual property rights that the Group or Indivior develop individually. The Group has retained the right to select compounds from the research program for further development in areas outside the interest of Indivior including Charcot-Marie-Tooth type 1A neuropathy, or CMT1A, cough and pain. Under certain conditions, but subject to certain consequences, Indivior may terminate the agreement.

In January 2018, the Group received, under the terms of the agreement, a non-refundable upfront fee of USD 5.0 million for the right to use the clinical candidate, ADX71441, including all materials and know-how related to this clinical candidate. In addition, the Group is eligible for payments on successful achievement of pre-specified clinical, regulatory and commercial milestones totaling USD 330 million and royalties on net sales of mid-single digits to low double-digits.

On February 14, 2019, Indivior terminated the development of their selected compound, ADX71441. Separately, Indivior funds research at the Group, based on a research plan to be mutually agreed between the parties, to discover novel GABAB PAM compounds. These future novel GABAB PAM compounds, if selected by Indivior, become licensed compounds. The Group agreed with Indivior to an initial research term and duration of two years with a funding of $4 million over the period for the Group’s R&D costs incurred, that can be extended by twelve-month increments. R&D costs are calculated based on the costs incurred in accordance with the contract. Following Indivior’s selection of one newly identified compound, the Group has the right to also select one additional newly identified compound. The Group is responsible for the funding of all development and commercialization costs of its selected compounds and Indivior has no rights to the Group’s selected compounds. The initial two-year research term was expected to run from May 2018 to April 2020. In 2019, Indivior agreed to an additional research funding of USD 1.6 million, for the research period. On October 30, 2020, the research term was extended until June 30, 2021 and Indivior agreed to additional research funding of USD 2.8 million. Effective May 1, 2021, the research term was extended until July 31, 2022 and Indivior agreed additional research funding of CHF 3.7 million, of which CHF 2.7 million was paid to the Group and CHF 1.0 million paid directly by Indivior to third party suppliers that are supporting the funded research program. In August 2022, the research agreement was extended until March 31, 2023 and Indivior agreed to additional research funding of CHF 0.85 million. The reserved indications, where Addex retains exclusive rights to develop its own independent GABAB PAM program, have also been expanded to include cough. Effective November 1, 2022, the research term was extended until June 30, 2023 and Indivior agreed to additional research funding of CHF 0.95 million. Effective July 1, 2023, the research agreement with Indivior has been extended until June 30, 2024 and Indivior committed additional research funding of CHF 2.7 million including CHF 1.1 million expected to be paid to the Group and CHF 1.6 million paid directly by Indivior to third party suppliers that are supporting the funded research program.

For the year ended December 31, 2023, the Group recognized CHF 1.6 million as revenue (2022: CHF 1.4 million and 2021: CHF 2.9 million) and recorded a combined amount of CHF 0.1 million in contract asset and trade receivable as of December 31, 2023 (December 31, 2022: CHF 0.4 million).

Janssen Pharmaceuticals Inc. (formerly Ortho-McNeil-Janssen Pharmaceuticals Inc.)

On December 31, 2004, the Group entered into a research collaboration and license agreement with Janssen Pharmaceuticals Inc. (JPI). In accordance with this agreement, JPI has acquired an exclusive worldwide license to develop mGlu2 PAM compounds for the treatment of human health. The Group is eligible to receive up to EUR 109 million in success-based development and regulatory milestone, and low double-digit royalties on net sales. The Group considers these various milestones to be variable considerations as they are contingent upon achieving uncertain, future development stages and net sales. For this reason, the Group considers the achievement of the various milestones as binary events that will be recognized as revenue upon occurrence.

No amounts have been recognized under this agreement in 2023, 2022 and 2021.